SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2003

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia		20147
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Item 5. Other Events

Report of Corporate Monitor

On August 26, 2003, WorldCom, Inc., d/b/a MCI (the “Company”) issued a press release regarding the issuance by Corporate Monitor Richard Breeden of his report on the Company’s corporate governance and the unanimous approval by the Company’s board of directors of the adoption of all recommendations contained in Mr. Breeden’s report. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein, and a copy of Mr. Breeden’s report is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Mr. Breeden was appointed by the United States District Court for the Southern District of New York in connection with a civil action filed by the Securities and Exchange Commission on June 26, 2002. On November 26, 2002, the Company consented to the entry of a permanent injunction that partially resolved the claims brought in this suit. In addition to enjoining the Company, its employees and its agents from violating the antifraud, reporting, books and records and internal controls provisions of the federal securities laws and imposing certain ongoing obligations, the injunction directed Mr. Breeden to review the adequacy and effectiveness of the Company’s corporate governance systems, policies, plans and practices. On June 11, 2003, the Company consented to the entry of an order requiring the Company to adopt and implement each of the recommendations that would be made by Mr. Breeden in his report unless the Company receives the District Court’s approval not to adopt and implement any particular recommendation.

State of Oklahoma Litigation

On August 27, 2002, the Company issued a press release responding to the claims filed by the Attorney General of the State of Oklahoma charging the Company and six former executives of the Company with 15 criminal violations of Oklahoma securities laws. A copy of this press release is attached as Exhibit 99.3 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 26, 2003

99.2	Report of Richard C. Breeden to the Hon. Jed S. Rakoff of the United States District Court for the Southern District of New York on Corporate Governance for the Future of MCI, Inc., August 2003

99.3	Press Release dated August 27, 2003

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company’s bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management’s expectations include economic uncertainty; the effects of vigorous competition, including price competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC. (Registrant)

By:	/S/ ANASTASIA KELLY

Name: Anastasia Kelly
Title: Executive Vice President and General Counsel

Dated: August 29, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 26, 2003

99.2	Report of Richard C. Breeden to the Hon. Jed S. Rakoff of the United States District Court for the Southern District of New York on Corporate Governance for the Future of MCI, Inc., August 2003

99.3	Press Release dated August 27, 2003